UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 26, 2005

                              GPS INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
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                            (State of Incorporation)

          000-30104                                      98-0347325
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


 #215, 5500 - 152nd Street, Surrey, BC Canada                    V3S 5J9
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   (Address of Principal Executive Offices)                    (Zip Code)


                                 (604) 576-7442
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

(a) Effective January 26, 2005 Greg Norman resigned as a director of Registrant because of his schedule.

(b) Effective January 26, 2005, Bart Collins was elected by the Board of Directors as a new director of Registrant. Mr. Collins was also named as a member of Registrant's Compensation and Audit Committees. Mr. Collins is the President of Great White Shark Enterprises, Inc. ("GWSE"), a company owned wholly by Greg Norman. On December 3, 2004, GWSE entered into a Credit Agreement (the "Credit Agreement") with Registrant pursuant to which GWSE provided a $3,000,000 term loan (the "Term Loan") to Registrant. The terms of the Term Loan and the consideration therefor were described in Registrant's 8-K filed on December 9, 2004. Mr. Collins' election and Mr. Norman's resignation occurred pursuant to Section 11(j) of the Credit Agreement. Mr. Collins has purchased a $100,000 participation interest in the Term Loan and acquired a pro rata beneficial interest in the shares and warrants issued to GWSE by Registrant pursuant to the Credit Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 26, 2005              GPS INDUSTRIES, INC.

                                    By:   /s/ Robert C. Silzer, Sr.
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                                          Name:  Robert C. Silzer, Sr.
                                          Title: President and CEO